Exhibit 10.13(a)


          AMENDED AND RESTATED INDEMNITY AGREEMENT

THIS   AMENDED   AND  RESTATED  INDEMNITY   AGREEMENT   (the
"Agreement)   is   made  between  Atlantic  Coast   Airlines
Holdings, Inc., a Delaware corporation (the "Company"),  and
_____________ ("Indemnitee").

WHEREAS, the company and Indemnitee entered into that certain Indemnity Agreement, dated as of ________, and now desire to amend and restate that agreement in its entirety in accordance with the terms hereof:

WHEREAS, the Company and Indemnitee desire that Indemnitee serve or continue to serve as a director or officer of the Company;

WHEREAS, in view of the potential risks of personal liability to which Indemnitee may be exposed as a result of his service as a director or officer of the Company, Company and Indemnitee desire to set forth in writing their understanding and agreement that indemnification is and will continue to be provided; and

WHEREAS, in order to induce Indemnitee to serve as a director or officer of the Company, the Company desires and intends hereby to provide indemnification (including advancement of Expenses) against any and all liabilities asserted against Indemnitee to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware ("DGCL").

NOW, THEREFORE, for and in consideration of the premises and covenants contained herein, the Company and Indemnitee do hereby amend and restate that certain Indemnity Agreement, dated as of ______ in its entirety in accordance with the terms hereof, and further covenant and agree as follows:

SECTION 1. Continued Service. Indemnitee will serve or continue to serve, at the will of the Company or under separate contract, if such exists, as a director and/or officer so long as he is duly elected and qualified in accordance with the Bylaws of the Company or until he tenders his resignation. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation and to any other obligation imposed by operation of law). If Indemnitee shall serve in any other capacity with respect to the Company, nothing in this Agreement shall confer upon the Indemnitee the right to continue in the employ of the Company or affect the right of the Company to terminate the Indemnitee's employment at any time in the sole discretion of the Company, with or without cause.

SECTION   2.       Indemnification.   The   Company   hereby
indemnifies Indemnitee as follows:

      (a) The Company indemnifies Indemnitee in the event that he is or was a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) against Expenses (including attorneys'
fees), judgments, penalties, Fines and liabilities in accordance with this Agreement, the DGCL, the Certificate of Incorporation and the Bylaws and actually and reasonably incurred by him or on his behalf in connection with such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

      (b) The Company indemnifies Indemnitee in the event that he is or was a party or is threatened to be made a party to any Proceeding by or in the right of the Company against Expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection with such Proceeding in accordance with this Agreement, the DGCL, the Certificate of Incorporation or Bylaws, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation for gross negligence or willful misconduct in the performance of his duties to the Company unless and only to the extent that the Delaware Court of Chancery, or other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

      (c) Notwithstanding any other provision of this Agreement and to the maximum extent permitted under applicable law, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall, to the maximum extent permitted under applicable law, indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this
Section 2(c) and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal or withdrawal, with or without prejudice, shall, to the maximum extent permitted by applicable law, be deemed to be a successful result with respect to Indemnitee as to such claim, issue or matter. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of or withdrawn, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Company,
(iii)  a  plea  of guilty or nolo contendere by  Indemnitee,
(iv) an adjudication that the Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and
(v) with respect to any criminal Proceeding, an adjudication that the Indemnitee had reasonable cause to believe Indemnitee's conduct was unlawful, Indemnitee shall, to the maximum extent permitted by applicable law, be considered for the purposes hereof to have been successful with respect thereto.

      (d) Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on his behalf if Indemnitee is, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, involved as a witness or otherwise in any threatened, pending or completed action, suit, arbitration, alternate dispute mechanism, investigation, inquiry, administrative or legislative hearing or proceeding, including any and all appeals, to which Indemnitee neither is, nor is threatened to be made, a party. Any claim for Expenses under this Section 2(d) shall be handled as if a claim for indemnification in a Proceeding as set forth in this Agreement. If Indemnitee is, or is threatened to be made, a party to such Proceeding, then the provisions of
Section 2(a), (b) or (c), as appropriate, shall apply in accordance with the terms thereof.

      (e) Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to indemnify Indemnitee with respect to any Expenses (including attorneys' fees), judgments, penalties, Fines and liabilities or to pay or advance Expenses related to any claim, asserted by the Indemnitee initially or by cross-claim, counter-claim, or third-party claim, in any Proceeding against the Company, other than a Proceeding commenced to enforce a claim for indemnification (including a claim for advancement of Expenses), unless, prior to the initiation of such Proceeding, the initiation of such
Proceeding is approved by the Board of Directors of the Company by a majority vote of a quorum consisting of directors who are not or were not parties to such Proceeding ("Disinterested Directors"), or, if such quorum cannot be obtained, by a majority vote of a committee duly designated by the Board of Directors (in which designation all Directors may participate), consisting solely of two or more Disinterested Directors.

SECTION 3.    Procedure Upon Application for Indemnification

     (a) Any indemnification under paragraphs (a), (b), (c) and (d) of Section 2 (unless ordered by a court) shall be made by the Company within 65 days of the submission by the Indemnitee of the Indemnification Statement (as defined under Section 7(a) hereof) and only as authorized in the specific case upon a determination (in accordance with
Section  7  hereof) that indemnification  of  Indemnitee  is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a),
(b), (c) and (d) of Section 2. Such determination shall be made (i) by a majority vote of Disinterested Directors, even if the number of Disinterested Directors is less than a quorum, or (ii) if there are no Disinterested Directors or if a majority of Disinterested Directors so directs, in a written opinion by independent legal counsel retained and paid by the Company, or (iii) by the stockholders. The independent legal counsel may be outside counsel currently or previously employed by the Company, provided that such counsel (A) has not provided legal services to the Indemnitee personally, (B) does not regularly advise the Board of Directors or senior management of the Company with respect to their actions, duties and responsibilities, and
(C) and has not provided legal services to the Company or the Indemnitee with respect to the transaction or matter out of which the Proceeding arose.

      (b) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including reasonable attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom. The person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification shall notify Indemnitee of such determination no later than five (5) business days after the determination is made.

SECTION 4. Advances of Expenses. All Expenses (including reasonable attorney fees) incurred by Indemnitee in defending a Proceeding shall be paid, as incurred by or on behalf of Indemnitee, by the Company in advance of the final disposition of such Proceeding within thirty days after submission to the Company of each statement or invoice for such Expenses, if the Company has first received from Indemnitee a sworn statement substantially in the form of Exhibit A attached hereto and made a part hereof ("Undertaking"), averring that (i) Indemnitee has reasonably incurred or will reasonably incur actual Expenses in defending a Proceeding, and (ii) Indemnitee undertakes to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise; provided that no such Expenses need be advanced hereunder to the extent that the Disinterested Directors, independent legal counsel, or stockholders, proceeding as in Section 3(a) above, as the case may be, within fifteen (15) business days of receipt of the sworn statement of request for advancement of Expenses, make, and communicate in writing to Indemnitee, a determination as provided herein that the Undertaking is with respect to an Excluded Claim as defined in Section 13(d) hereof. Advances shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advances claimed.

SECTION 5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in a settlement of any Proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without the Indemnitee's prior written consent which consent Indemnitee shall not unreasonably withhold.

SECTION 6. Non-exclusivity. The rights to indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any statute, bylaw, insurance policy, agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue in accordance with the terms hereof after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

SECTION 7. Determination of Right to Indemnification. For purposes of making the determination in a specific case under of Section 3 hereof whether to make indemnification, the Disinterested Directors, independent legal counsel, or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

      (a) Indemnitee may submit to the board of directors a sworn statement requesting indemnification , which form shall be substantially in the form of Exhibit B attached hereto and made a part hereof (the "Indemnification
Statement"), averring that he has met the applicable standard of conduct set forth in paragraphs (a), (b), (c) or
(d) of Section 2 hereof. The omission to notify the Board of Directors shall not relieve the Company from any liability for indemnification which it may have to Indemnitee under this Agreement.

     (b) Submission of the Indemnification Statement to the board of directors shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement, and the Disinterested Directors, independent legal counsel, or stockholders, as the case may be, shall within 65 days after submission of the Indemnification Statement specifically determine that Indemnitee is so entitled, unless it or they make a determination that (i) sufficient evidence exists to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in paragraphs (a), (b), (c) or (d) of Section 2 hereof or (ii) that the Indemnification Statement is with respect to an Excluded Claim as defined in Section 13(d) hereof.

     (c) If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within fifteen (15) business days after such determination.

SECTION 8. Remedies of the Indemnitee in Cases of Determination not to Indemnify or to Advance Expenses. In the event that a determination is made under Sections 3 or 7 that the Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification in accordance with Section 7(c), or if Expenses are not advanced pursuant to Section 4, the Indemnitee shall be entitled to a final adjudication in the Court of Chancery of the State of Delaware, or any other court of competent jurisdiction, of his entitlement to such indemnification or advance. Alternatively, the Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within 65 days following the filing of the demand for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration. Such judicial proceeding or arbitration shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination (if so made) under Sections 3, or 7 that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to Sections 2 and 3 that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification hereunder, the Company shall pay all Expenses actually and reasonably incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

SECTION 9. Notification and Defense of Claim. Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability that it may have to the Indemnitee under this Agreement or otherwise. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding as to which the Indemnitee notifies the Company:

(a) The Company will be entitled to participate therein at its own expense; and

(b) Except as otherwise provided in this Section 9(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel selected as provided in this Section 9(b). After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ his own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Company and Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the Expenses of Indemnitee's counsel shall be at the expense of the Company, [or (iv) if the Company has selected counsel to represent Indemnitee and other current and former directors and officers of the Company in the defense of a Proceeding, and a majority of such persons, including Indemnitee, reasonably object to such counsel selected by the Company pursuant to this Section 9(b), then such persons, including Indemnitee, shall be permitted to employ one (1) additional counsel of their choice and the reasonable fees and expenses of such counsel shall be at the expense of the Company; provided, however, that such counsel shall be chosen from amongst the list of counsel, if any, approved by any company with which the Company obtains or maintains insurance. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above.

SECTION 10. Duration of Agreement. This Agreement shall terminate upon the later of: (a) ten years after the Indemnitee has ceased to occupy any of the positions or have any relationships described in Section 1; and (b) the final termination of all then-pending or threatened Proceedings to which the Indemnitee may be subject. The indemnification provided under this Agreement shall continue as to the Indemnitee even though he may have ceased to be a director or officer of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his spouse, assigns, heirs, devises, executors, administrators or other legal representatives.

SECTION 11. Merger, Consolidation or Sale of Assets. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued. The Board of Directors of the Company shall use its best efforts to make any sale or transfer of substantially all of the assets of the Company contingent upon the acquiring party expressly assuming or guaranteeing the Company's obligations under this Agreement.

SECTION 12. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Sections 3 and 7 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself:
(a) create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

SECTION  13.    Certain Definitions.  For purposes  of  this
Agreement, the following definitions apply herein:

(a) "Disinterested Directors" shall have the meaning set forth in Section 2(c);

(b) "Excluded Claim" shall include any claim (i) based upon or attributable to Indemnitee gaining any personal profit or advantage to which Indemnitee is not entitled, (ii) for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law, or (iii) the payment of which by the Company is not permitted under any applicable law.;

(c) "Expenses" includes, without limitation, costs and expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, all reasonable attorneys' fees, witness fees and expenses, fees and expenses of accountants and other advisors, expert witnesses, travel expenses, duplicating costs, retainers and disbursements and advances thereon, and any expenses of establishing a right to indemnification under Section 8, but shall not include the amount of judgments, penalties, Fines or liabilities actually levied against Indemnitee. Expenses also shall include reasonable expenses customarily incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedes bond, or other appeal bond or its equivalent.;

(d) "Fines" shall include any fine, surcharge or penalty imposed on Indemnitee by any law, regulation or in a judicial or administrative proceeding and shall also include any excise taxes assessed on Indemnitee with respect to any other enterprises;

(e) "Indemnification Statement" shall have the meaning set forth in Section 7(a);

(f) "other enterprises" shall include employee benefit plans, and civic, non-profit, or charitable organizations, whether or not incorporated;

(g) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute mechanism, investigation, inquiry, administrative or legislative hearing or proceeding, including any and all appeals, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings brought under and/or predicated upon the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or their respective state counterparts and/or any rule or regulation promulgated thereunder, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by him in any such capacity, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement;

(h) "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to a corporation or "other enterprises," its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of such "other enterprises," he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement; and

(i)"Undertaking" shall have the meaning set forth Section 4.

SECTION 14. Attorney's Fees. In the event that Indemnitee institutes any legal action to enforce his rights under or to recover damages for breach of this Agreement, Indemnitee, if he prevails in whole or in part, shall be entitled to recover from the Company all Expenses incurred by him.

SECTION 15. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, costs, judgments, penalties, Fines, or liabilities actually and reasonably incurred by him in connection with the investigation, defense, appeal or settlement of a Proceeding, but not, however, for all of the total amount thereof pursuant to Section 8 hereof or otherwise, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, costs, judgments, penalties, Fines, and liabilities actually and reasonably incurred by him to which the Indemnitee is entitled.

SECTION 16. Severability. If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

SECTION 17.    Governing Law.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

SECTION 18. Modification, Survival and Waiver. Subject to Section 6 hereof, this Agreement contains the entire agreement of the parties relating to the subject matter hereof and shall supersede all other agreements and understandings, if any, between the parties with respect to the matters contemplated herein. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of Indemnitee's service as a director or officer of the Company. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

SECTION 19. Successors and Assigns. This Agreement shall be binding upon all successors and assigns of the Company and any successors by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of the Indemnitee.

SECTION 20. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

SECTION 21. Headings; References; Pronouns. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to Section numbers are to Sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

SECTION 22. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given and received (i) if delivered by hand, on the date so delivered, or (ii) if sent by overnight courier, on the next business day after being so sent, or (iii) if sent by facsimile, on the day so sent:

(a)  If to the Indemnitee, to:



(b)  If to the Company, to:
Atlantic Coast Airlines Holdings, Inc.
45200 Business Court, Suite 100
Dulles, VA 20166
Attn:  President
facsimile:  (703) 650-6294

with a copy to:
Atlantic Coast Airlines Holdings, Inc.
45200 Business Court, Suite 100
Dulles, VA 20166
Attn:  Richard J. Kennedy, Esq.
facsimile:  (703) 650-6294

or to such other address as may be furnished to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and set their seals effective as of the ___ day of January, 2003.


ATLANTIC COAST AIRLINES HOLDINGS, INC.


By:  _______________________



INDEMNITEE


By:

________________________________

                          EXHIBIT A



       FORM OF UNDERTAKING FOR ADVANCEMENT OF EXPENSE



The undersigned hereby demands the advancement of expenses as provided in Section 4 of that certain Agreement, dated ___ _, 2002, between Atlantic Coast Airlines Holdings, Inc. (the "Company") and _________ ________ (the "Indemnitee"), and avers that he has reasonably incurred or will reasonably incur actual Expenses in defending a proceeding and undertakes to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise.

IN WITNESS WHEREOF, the undersigned has duly executed this statement.


_______________________________


WITNESSED BY:

_______________________________



                          EXHIBIT B



              FORM OF INDEMNIFICATION STATEMENT



The undersigned hereby demands indemnification as provided in Section 2 of that certain Agreement, dated ___ _, 2002, between Atlantic Coast Airlines Holdings, Inc. (the
"Company") and _________ ________ (the "Indemnitee") and avers that,:

__ (a)in a Proceeding other than an action by or in the Right of the Company, Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; or

__ (b) in a Proceeding by or in the right of the Company, Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

IN WITNESS WHEREOF, the undersigned has duly executed this statement.


______________________________


WITNESSED BY:



_______________________________